Exhibit 99.17(a)

PROXY CARD

CREDIT SUISSE LARGE CAP GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 27, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Michael Pignataro and Karen Regan, or any one of them, attorneys, with full power of substitution, to vote all shares of Credit Suisse Large Cap Growth Fund (the “Fund”), as indicated on the reverse side, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York, 10010, on August 27, 2010, at 1:00 p.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Combined Prospectus/Proxy Statement for the Fund as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as name appears at left.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If in a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

PLEASE FOLD HERE - DO NOT TEAR

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Four simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER

2. Touchtone Phone:	Simply dial toll-free 866-458-9863 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.

3. Phone:	Simply dial toll-free 866-745-0271 to speak with a live representative Monday thru Friday 9 a.m. – 11 p.m.

4. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PLEASE SEE THE REVERSE SIDE FOR THE PROPOSAL INFORMATION AND VOTING

TAG ID:	CUSIP: 22542P301, 400, 509, 103, 202

PROXY CARD

CREDIT SUISSE LARGE CAP GROWTH FUND

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Please refer to the Combined Prospectus/Proxy Statement for a discussion of the proposals.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

Proposal(s):

1.

To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to Credit Suisse Large Cap Growth Fund (the “Large Cap Growth Fund”) pursuant to which (i) the Large Cap Growth Fund would transfer to Credit Suisse Large Cap Blend Fund, Inc., a Maryland Corporation (the “Large Cap Blend Fund”), all of its assets in exchange for Class A, B, C, and Common Class shares of the Large Cap Blend Fund and the assumption by the Large Cap Blend Fund of the Large Cap Growth Fund’s liabilities, (ii) such shares of the Large Cap Blend Fund would be distributed to shares of the Large Cap Growth Fund in liquidation of the Large Cap Growth Fund, and (iii) the Large Cap Growth Fund would subsequently be terminated as a trust; and

		FOR	AGAINST	ABSTAIN

2.	To transact such other business as may properly be presented at the Special Meeting of Shareholders or any adjournment or postponement thereof.

If you wish to view the proxy statement or proxy card, you can find it at: www.proxyonline.com

You will need the control number listed on the reverse side of the ballot to login.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY

“Scanner Bar Code”

TAG ID:	CUSIP: 22542P- 301, 400, 509, 103, 202

PROXY CARD

CREDIT SUISSE LARGE CAP VALUE FUND

SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 27, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Michael Pignataro and Karen Regan, or any one of them, attorneys, with full power of substitution, to vote all shares of Credit Suisse Large Cap Value Fund (the “Fund”), as indicated on the reverse side, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York, 10010, on August 27, 2010, at 1:00 p.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Combined Prospectus/Proxy Statement for the Fund as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as name appears at left.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If in a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

  PLEASE FOLD HERE - DO NOT TEAR

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Four simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER

2. Touchtone Phone:	Simply dial toll-free 866-458-9863 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.

3. Phone:	Simply dial toll-free 866-745-0271 to speak with a live representative Monday thru Friday 9 a.m. – 11 p.m.

4. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PLEASE SEE THE REVERSE SIDE FOR THE PROPOSAL INFORMATION AND VOTING

TAG ID:	CUSIP: 22540Y-825, 817, 791, 692, 775

PROXY CARD

CREDIT SUISSE LARGE CAP VALUE FUND

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Please refer to the Combined Prospectus/Proxy Statement for a discussion of the proposals.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

Proposal(s):

1.

To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to Credit Suisse Large Cap Value Fund (the “Large Cap Value Fund”) pursuant to which (i) the Large Cap Value Fund would transfer to Credit Suisse Large Cap Blend Fund, Inc., a Maryland Corporation (the “Large Cap Blend Fund”), all of its assets in exchange for Class A, B, C, and Common Class shares of the Large Cap Blend Fund and the assumption by the Large Cap Blend Fund of the Large Cap Value Fund’s liabilities, (ii) such shares of the Large Cap Blend Fund would be distributed to shares of the Large Cap Value Fund in liquidation of the Large Cap Value Fund, and (iii) the Large Cap Value Fund would subsequently be terminated as a series of a trust; and

		FOR	AGAINST	ABSTAIN

2.	To transact such other business as may properly be presented at the Special Meeting of Shareholders or any adjournment or postponement thereof.

If you wish to view the proxy statement or proxy card, you can find it at: www.proxyonline.com

You will need the control number listed on the reverse side of the ballot to login.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY

“Scanner Bar Code”

TAG ID:	CUSIP: 22540Y-825, 817, 791, 692, 775

PROXY CARD

CREDIT SUISSE MID-CAP CORE FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 27, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Michael Pignataro and Karen Regan, or any one of them, attorneys, with full power of substitution, to vote all shares of Credit Suisse Mid-Cap Core Fund, Inc. (the “Fund”), as indicated on the reverse side, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York, 10010, on August 27, 2010, at 1:00 p.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Combined Prospectus/Proxy Statement for the Fund as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   Please sign exactly as name appears at left.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If in a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

  PLEASE FOLD HERE - DO NOT TEAR

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Four simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER

2. Touchtone Phone:	Simply dial toll-free 866-458-9863 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.

3. Phone:	Simply dial toll-free 866-745-0271 to speak with a live representative Monday thru Friday 9 a.m. – 11 p.m.

4. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PLEASE SEE THE REVERSE SIDE FOR THE PROPOSAL INFORMATION AND VOTING

TAG ID:	CUSIP: 22543C-309, 408, 507, 101, 200

PROXY CARD

CREDIT SUISSE MID-CAP CORE FUND, INC.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Please refer to the Combined Prospectus/Proxy Statement for a discussion of the proposals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

Proposal(s):

1.

To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to Credit Suisse Mid-Cap Core Fund (the “Mid-Cap Core Fund”) pursuant to which (i) the Mid-Cap Core Fund would transfer to Credit Suisse Large Cap Blend Fund, Inc., a Maryland Corporation (the “Large Cap Blend Fund”), all of its assets in exchange for Class A, B, C, and Common Class shares of the Mid-Cap Core Fund and the assumption by the Large Cap Blend Fund of the Mid-Cap Core Fund’s liabilities, (ii) such shares of the Large Cap Blend Fund would be distributed to shares of the Mid-Cap Core Fund in liquidation of the Mid-Cap Core Fund, and (iii) the Mid-Cap Core Fund would subsequently be terminated as a corporation; and

		FOR	AGAINST	ABSTAIN

2.	To transact such other business as may properly be presented at the Special Meeting of Shareholders or any adjournment or postponement thereof.

If you wish to view the proxy statement or proxy card, you can find it at: www.proxyonline.com

You will need the control number listed on the reverse side of the ballot to login.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY

“Scanner Bar Code”

TAG ID:	CUSIP: 22543C-309, 408, 507, 101, 200